SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                       AMENDMENT NO. 2 TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report:  February 19, 1999
(Date of earliest event reported)

Commission File No.  333-56081



                       Chase Mortgage Finance Corporation
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       Delaware                                          52-1495132
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

343 Thornall Street
Edison, New Jersey                                                 08837
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Address of principal executive offices                           (Zip Code)



                                 (732) 205-0600
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated, which are hereby filed pursuant to such letter. The exhibit hereto supersedes and is deemed to be substituted for the exhibit (99) filed by the Registrant with the Commission under the Current Report on Form 8-K bearing a Date of Report of February 17, 1999 and the exhibit
(99) filed by the Registrant with the Commission under Amendment No. 1 to Current Report bearing a Date of Report of February 19, 1999.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------

(99)
                                             Computational Materials
                                             prepared by Merrill Lynch, Pierce,
                                             Fenner & Smith Incorporated, in
                                             connection with Chase Mortgage
                                             Finance Corporation, Multi-Class
                                             Mortgage Pass-Through
                                             Certificates, Series 1999-S3

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MORTGAGE FINANCE CORPORATION


February 22, 1999

                                              By: /s/ Eileen Lindblom
                                                  ------------------------------
                                                  Name:   Eileen Lindblom
                                                  Title:  Vice President

                               INDEX TO EXHIBITS




                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------

  (99)                 Computational Materials                          P
                       prepared by Merrill Lynch, Pierce,
                       Fenner & Smith Incorporated,
                       in connection with Chase Mortgage
                       Finance Corporation, Multi-Class
                       Mortgage Pass-Through
                       Certificates, Series 1999-S3